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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 13, 2002
                                                         ---------------
                             RAILWORKS CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                 0-24639                              58-2382378
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    (State or other jurisdiction of                   (Commission                           (IRS Employer
            incorporation)                            File Number)                          Identification)
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            6225 SMITH AVENUE, SUITE 200, BALTIMORE, MARYLAND 21209
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (410) 580-6000
                                                           --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         As reported by RailWorks Corporation (the "Company") in its report on Form 8-K filed on August 6, 2002, the Securities and Exchange Commission notified the Company that Arthur Andersen LLP ("Arthur Andersen") would no longer be able to perform audit services for the Company and, as a result, Arthur Andersen's relationship with the Company was effectively terminated.

         Effective August 13, 2002, the Company retained PricewaterhouseCoopers
LLP ("PricewaterhouseCoopers") to serve as its independent accountant and its tax accountant for fiscal year 2002. The engagement of PricewaterhouseCoopers is subject to approval by the U.S. Bankruptcy Court for the District of Maryland in Baltimore.

         The Audit Committee of the Company's Board of Directors made the decision to retain PricewaterhouseCoopers.

         During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date hereof, the Company did not consult with PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         Statements in this report regarding RailWorks' beliefs, intentions, expectations, plans or estimates (or similar expressions) constitute forward-looking statements for the purpose of the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could affect RailWorks' actual results include, without limitation, the delays or the inability to complete the Company's plan of reorganization, adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings, general economic conditions, competitive factors, seasonality of RailWorks' business, timing and integration of future acquisitions, dependence on public sector contracts and funding, exposure to fixed price contracts, labor relations, regulatory changes in the rail and transit industries, cyclical nature of the rail industry and commercial construction, availability and terms of financing for RailWorks'


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business, RailWorks' ability to meet obligations under debt instruments and changes in the laws that impact the way in which RailWorks conducts its business. Management believes these statements, which are based on currently available information, are reasonable; however, undue reliance should not be placed on these statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002


                                              RAILWORKS CORPORATION
                                          --------------------------------------
                                                 (Registrant)



                                          By: /s/ John Kennedy
                                              ----------------------------------
                                              John Kennedy
                                              Chief Executive Officer